FOURTH QUARTER 2015 REVIEW Peter S. Kraus Chairman & Chief Executive Officer John C. Weisenseel Chief Financial Officer February 11, 2016

| Fourth Quarter 2015 Review Cautions Regarding Forward-Looking Statements 1

| Fourth Quarter 2015 Review 2

| Fourth Quarter 2015 Review Firmwide Overview: Fourth Quarter and Full Year 2015 3

| Fourth Quarter 2015 Review Asset Flows by Distribution Channel: Quarterly Trend 4

| Fourth Quarter 2015 Review Asset Flows by Distribution Channel: Annual Trend 5

| Fourth Quarter 2015 Review Fixed Income Investment Performance 6

| Fourth Quarter 2015 Review Equities Investment Performance 7

| Fourth Quarter 2015 Review Institutional Highlights 8

| Fourth Quarter 2015 Review Retail Highlights 9

| Fourth Quarter 2015 Review Private Wealth Management Highlights 10

| Fourth Quarter 2015 Review Bernstein Research Highlights 11

| Fourth Quarter 2015 Review Progress on Our Strategy in 2015 12

| Fourth Quarter 2015 Review 13

| Fourth Quarter 2015 Review Financial Highlights: Fourth Quarter and Full Year 2015 14

| Fourth Quarter 2015 Review Fourth Quarter and Full Year 2015 Adjusted Income Statement 15

| Fourth Quarter 2015 Review Fourth Quarter and Full Year 2015 Adjusted Income Statement Highlights 16

| Fourth Quarter 2015 Review 17

| Fourth Quarter 2015 Review 18

| Fourth Quarter 2015 Review Institutional Composite Relative Performance vs. Benchmarks 19

| Fourth Quarter 2015 Review Retail Mutual Funds Relative Performance vs. Lipper Average 20

| Fourth Quarter 2015 Review Assets Under Management: 4Q15 21

| Fourth Quarter 2015 Review Three Months Ended 12/31/15: AUM Roll-Forward by Distribution Channel 22

| Fourth Quarter 2015 Review Twelve Months Ended 12/31/15: AUM Roll-Forward by Distribution Channel 23

| Fourth Quarter 2015 Review Three Months Ended 12/31/15: AUM Roll-Forward by Investment Service 24

| Fourth Quarter 2015 Review Twelve Months Ended 12/31/15: AUM Roll-Forward by Investment Service 25

| Fourth Quarter 2015 Review AUM by Region 26

| Fourth Quarter 2015 Review Fourth Quarter and Full Year 2015 Adjusted Advisory Fees 27

| Fourth Quarter 2015 Review Fourth Quarter and Full Year 2015 GAAP Income Statement 28

| Fourth Quarter 2015 Review Consolidated Balance Sheet 29

| Fourth Quarter 2015 Review Consolidated Statement of Cash Flows 30

| Fourth Quarter 2015 Review AB Holding Financial Results 31

| Fourth Quarter 2015 Review Fourth Quarter 2015 GAAP to Non-GAAP Reconciliation 32

| Fourth Quarter 2015 Review Fourth Quarter 2014 GAAP to Non-GAAP Reconciliation 33

| Fourth Quarter 2015 Review Third Quarter 2015 GAAP to Non-GAAP Reconciliation 34

| Fourth Quarter 2015 Review Full Year 2015 GAAP to Non-GAAP Reconciliation 35

| Fourth Quarter 2015 Review Full Year 2014 GAAP to Non-GAAP Reconciliation 36

| Fourth Quarter 2015 Review AB Adjusted Financial Results Reconciliation 37